Hanmi Financial Corp.

KEEFE, BRUYETTE & WOODS

Community Bank Investor Conference

July 31, 2013

C. G. Kum, President & CEO

Mark Yoon, SVP & CFO

Safe Harbor Statement

This presentation contains forward-looking statements which involve inherent risks and uncertainties, in accordance with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Hanmi Financial Corporation cautions readers that many important factors could cause the actual results differ materially from those in forward-looking statements. These factors include governmental fiscal policy, legislation and regulations, the global and local economies, fluctuation in interest rate and credit risk, competition in the geographic and business areas, the ability to succeed in new markets and business lines, balance sheet management, and other operational factors discussed in the company's filings with the SEC. Hanmi Financial Corporation disclaims any obligation to announce publicly future events or developments that may affect the forward-looking statements herein.

Second Quarter 2013 Highlights

- Quarterly net income was $9.5MM, while pre-tax income increased to $15.3MM from $14.8MM in Q113
- NIM rose to 4.10% from 3.86% in Q113, while yield on earning assets improved 16 bps to 4.59% and cost of interest-bearing liabilities by 11 bps to 0.78%
- New loan production totaled $163.8MM
- The remaining $50MM in trust preferred securities was redeemed
- Credit quality continued to improve
  → Non-performing assets decreased to 1.04% of total assets
  → Net charge-offs improved to 0.30% of average gross loans
- Tangible common equity ratio was 14.22%, and tangible book value was $12.47 per share, up 13.2% from $11.02 at Q212

Hanmi Today

The oldest and premier Korean-American bank: the 30th anniversary in 2012

Free from regulatory enforcement actions in December 2012

Sustained profitability for eleven consecutive quarters



Stable asset quality: NPL down to $28 MM in Q213 from $219 MM in Q409

Ranked 16 of the 100 top performing mid-sized banks*

Strong capital: TCE/TA is 14.22% at 6/30/13

*ABA Banking Journal for 2012 (total assets of $1 billion~$10 billion)

Vision: "To be the premier Korean American financial company"


Safety
Profitability
Strong risk management culture
Strategic Goals
Maximization of shareholders' value
1. Accomplishment of organic growth through new growth drivers
2. Opportunistically pursuing M&A growth
Growth

Franchise Network

27 branches & 2 loan production offices (LPOs) strategically positioned in and near major Korean American communities



Sacramento
Santa Rosa
Stockton
San Francisco
Fremont
San Jose
Yosemite National Park
California
Kings Canyon National Park
Salinas
Fresno
Las Vegas
Henderson
Bakersfield
North Valley
Long Beach
Oceanside
Escondido
San Diego
GoogleMap

Southern California (25) & Northern California (2)



National Park
Everett
Seattle
Tacoma
Washington
Yakima
Mt Rainier National Park
Kennewick
Walla

Seattle, Washington (1 LPO)



Plano
Abilene
Fort Worth
Dallas
Texas
Waco

Dallas, Texas (1 LPO)

Expanding Franchise Network - Dallas LPO

Demographics	Asian population in Dallas County increased **35%** between 2000 and 2010
Small Businesses	More than **40,000** Asian-owned business are located in the Dallas-Fort Worth Metroplex area
SBA Loans	SBA approved **$1.3 Billion** small business loans in Texas in the fiscal year 2012; **2nd largest** among states

Source: 2010 US Census, Rincon & Associates (2011), Small Business Administration

Korean American Banking Opportunity

- Large and growing Korean American population in the U.S.
  - Los Angeles and Orange County with the largest Korean American population
  - Other key markets: New York, New Jersey, Chicago, Texas, Seattle and Atlanta
- Business ownership among Korean Americans 60% greater than the national average[1]
- Higher level of education
- Aging of first generation Korean Americans
- Free Trade Agreement between the U.S. and Korea on March 15, 2012

2010 Korean American Population[2]

	State	Population	% Total
1	**California**	**451,892**	**31.7%**
2	New York	140,994	9.9%
3	New Jersey	93,679	6.6%
4	Virginia	70,577	5.0%
5	Texas	67,750	4.8%
6	Washington	62,374	4.4%
7	Illinois	61,469	4.3%
8	Georgia	52,431	3.7%
9	Maryland	48,592	3.4%
10	Pennsylvania	40,505	2.8%
11	Others	333,521	23.4%
	Total	**1,423,784**	**100.0%**

1 U.S. Census and Marcus Noland Paper "The Impact of Korean Immigration to the U.S. Economy."
2 2010 Census

Korean American Banks in U.S.

Assets and Deposits as of Q113 | $ in thousands

Bank	Branches	Total Assets	Total Deposits
BBCN Bancorp Inc.[1]	45	$5,833,597	$4,555,674
Hanmi Financial Corp.	**27**	**$2,792,423**	**$2,333,012**
Wilshire Bancorp Inc.[2]	25	$2,756,420	$2,162,558
Central Bancorp Inc.	24	$1,799,164	$1,580,014
Woori America Bank[3]	17	$1,034,405	$913,914
Shinhan Bank America[3]	15	$974,955	$848,537
Pacific City Financial Corp.	8	$652,511	$577,675
Saehan Bancorp[2]	10	$541,747	$460,316
Commonwealth Business Bank	3	$500,992	$437,979
Metro City Bank	6	$498,463	$403,614
Foster Bankshares, Inc.[1]	9	$395,549	$341,504
BNB Bank	3	$320,578	$269,499
First Intercontinental Bank	5	$267,127	$231,714
Open Bank	3	$220,409	$189,521
BankAsiana[2]	3	$207,330	$166,592
Uniti Financial Corp.	3	$180,603	$157,096
UniBank	4	$193,825	$145,017
NOA Bank	3	$135,026	$116,725
US Metro Bank	1	$87,421	$78,448
Total Korean American Bank Deposits			**$15,969,409**

1 BBCN announced acquisition of Foster Bankshares, which would increase the number of branches
2 Wilshire announced acquisitions of BankAsiana and Saehan Bancorp, which would increase the number of branches
3 South Korea-based banks

Source: SNL

Profitability – Sustained Earnings


Net Income (in millions)
Net Income
Net Income before taxes
$7.3
$7.4
$55.8
$8.6
$13.3
$12.6
$14.0
$14.4
$10.1
$14.8
$9.5
$15.3
Q112
Q212
Q312
Q412
Q113
Q213

Profitability – Sustained Earnings

Net Interest Margin


3.69%
3.84%
3.69%
3.86%
3.86%
4.10%
Q112
Q212
Q312
Q412
Q113
Q213

Profitability – Return and Efficiency

ROAA & ROAE


ROAE
ROAA
10.21%
74.63%
14.97%
15.02%
10.71%
9.70%
1.08%
8.24%
1.87%
1.94%
1.45%
1.37%
Q112
Q212
Q312
Q412
Q113
Q213

Efficiency Ratio


66.56%
61.07%
59.81%
57.66%
56.44%
56.55%
Q112
Q212
Q312
Q412
Q113
Q213

Profitability – Improving Yield & Cost


Yield on Interest Earning Assets & Cost of Interest Bearing Liabilities
Yield on Interest Earning Assets
4.56%
4.57%
4.35%
4.40%
4.43%
4.59%
Cost of Interest Bearing Liabilities
1.30%
1.12%
1.01%
0.83%
0.89%
0.78%
Q112
Q212
Q312
Q412
Q113
Q213

Safety – Improving Asset Quality


Nonperforming Loans
(in millions)
Nonperforming Loans
NPL / Gross Loans
$50.2
$45.1
$44.7
$37.3
$32.9
$28.0
2.54%
2.32%
2.28%
1.82%
1.55%
1.28%
Q112
Q212
Q312
Q412
Q113
Q213


Net Charge-Offs & NCO/Avg. Loans
(in millions)
Net Charge-Offs
Net Charge-Offs / Average Gross Loans (Annualized)
$11.3
$13.4
$5.9
$3.2
$2.3
$1.6
2.27%
2.67%
1.21%
0.63%
0.45%
0.30%
Q112
Q212
Q312
Q412
Q113
Q213

Safety – Strong Capital

Tier1 Leverage Capital Ratio


13.44%
14.70%
14.71%
14.95%
14.68%
12.90%
5%
Regulatory requirement for well-capitalized banks
Q112
Q212
Q312
Q412
Q113
Q213

Tier1 Risk Based Capital Ratio


17.46%
18.74%
19.52%
19.37%
18.17%
15.25%
6%
Regulatory requirement for well-capitalized banks
Q112
Q212
Q312
Q412
Q113
Q213

Growth – Leveraging Balance Sheet


Net Loans to Deposits
82.6%
79.0%
80.6%
83.2%
88.6%
90.2%
Q112
Q212
Q312
Q412
Q113
Q213

Growth – Solid Loan Growth



Total Assets and Gross Loans (in millions)
Total Assets
Gross Loans
$2,771
$1,977
$2,847
$1,949
$2,842
$1,958
$2,883
$2,049
$2,792
$2,122
$2,773
$2,187
Q112
Q212
Q312
Q412
Q113
Q213

Growth – Increasing Demand Deposits



Total Deposits & Demand Deposits/Total Deposits (in millions)
Total Deposits
Demand Deposits / Total Deposits
$2,364
$2,385
$2,363
$2,396
$2,333
$2,362
29.8%
28.5%
29.4%
30.1%
30.4%
31.1%
Q112
Q212
Q312
Q412
Q113
Q213

Investment Highlights

- **Attractive valuation**

Price[1]/Earnings[2]	11.7 x LTM EPS
Price[1]/Tangible Book[3]	1.39 x
NIM (Q213)	4.10%
TCE[3]/TA[3]	14.22%

- **The oldest Korean American bank with loyal customers**
- **Attractive target market with potential expansion into other ethnic markets**
- **Strong management team**
- **Cross-selling capability through Chunha Insurance[4]**



Stock Price Change (%) since July 2011
Hanmi Financial Corp.
KBW Bank
At 7/25/13
100%
80%
60%
40%
20%
0%
-20%
HAFC 104%
KBW 44%
Jul 2011
Jul 2012
Jul 2013

1 Price is the closing price at 7/25/2013
2 LTM EPS represents earnings from Q312 to Q213
3 Tangible book, tangible common equity, and tangible assets are at 6/30/13
4 Chunha Insurance is a subsidiary of Hanmi Financial Corporation

Q & A

Appendix

Growth – Diversified CRE Loan Portfolio

CRE* Loan Portfolio

$1.8 Billion*
At Q213


Gas Station 15%
Mixed Use 10%
Apartment 6%
Church 4%
Industrial 4%
Warehouse 2%
Office 2%
Car Wash 1%
Wholesale 2%
Others 8%
Retail 27%
Hotel/Motel 19%

* CRE loans include real estate loans and commercial and industrial loans backed by owner occupied real estate.

Growth – Diversified Loan Portfolio



Real Estate, C&I* and Consumer Loans (in millions)
Real Estate Loans
C&I and Consumer Loans*
$834
$1,143
$840
$1,110
$840
$1,118
$889
$1,160
$926
$1,196
$976
$1,211
Q112
Q212
Q312
Q412
Q113
Q213

* Commercial and Industrial loans include owner-occupied commercial real estate loans

Growth – Increasing Core Deposits


Total Deposits
(in millions)
$2,364
$2,385
$2,363
$2,396
$2,333
$2,362
Q112
Q212
Q312
Q412
Q113
Q213


Demand Deposits
(in millions)
Demand Deposits
Demand Deposits / Total Deposits
$704
$679
$694
$721
$710
$736
29.8%
28.5%
29.4%
30.1%
30.4%
31.1%
Q112
Q212
Q312
Q412
Q113
Q213


MMDA & Savings
(in millions)
MMDA (Incl. Now)&Savings
MMDA (Incl. Now)&Savings/Total Dep.
$625
$671
$675
$690
$694
$691
26.4%
28.2%
28.6%
28.8%
29.8%
29.3%
Q112
Q212
Q312
Q412
Q113
Q213


Time Certificate of Deposit (TCD)
(in millions)
TCD
TCD/ Total Deposits
$1,035
$1,035
$994
$985
$929
$935
43.8%
43.3%
42.1%
41.1%
39.8%
39.6%
Q112
Q212
Q312
Q412
Q113
Q213

Safety – Improving Asset Quality


Total Assets & Nonperforming Assets/Total Assets (in millions)
Total Assets
Nonperforming Assets / Total Assets
$2,771
$2,847
$2,842
$2,883
$2,792
$2,773
1.86%
1.62%
1.59%
1.32%
1.21%
1.04%
Q112
Q212
Q312
Q412
Q113
Q213

Safety – Improving Asset Quality


Allowance for Loan and Lease Losses (ALLL) & ALLL Ratios (in millions)
ALLL
ALLL to Gross Loans
ALLL to Nonperforming Loans
$81
$72
$66
$63
$61
$60
161.41%
159.26%
147.92%
169.81%
186.03%
214.03%
4.10%
3.69%
3.38%
3.09%
2.88%
2.74%
Q112
Q212
Q312
Q412
Q113
Q213

Safety – Strong Capital

Tier1 Leverage Capital Ratio


13.44%
14.70%
14.71%
14.95%
14.68%
12.90%
Q112
Q212
Q312
Q412
Q113
Q213

Tier1 Risk Based Capital Ratio


17.46%
18.74%
19.52%
19.37%
18.17%
15.25%
Q112
Q212
Q312
Q412
Q113
Q213

Total Risk Based Capital Ratio


18.74%
20.02%
20.79%
20.65%
19.45%
16.52%
Q112
Q212
Q312
Q412
Q113
Q213

Tangible Common Equity/Tangible Assets*


10.55%
12.20%
12.77%
13.09%
13.89%
14.22%
Q112
Q212
Q312
Q412
Q113
Q213

**Non-GAAP financial measures (refer to page 28.)*

Non-GAAP Reconciliation

Tangible Common Equity to Tangible Assets Ratio *(Unaudited)*
(In thousands, except per share data)

Hanmi Financial Corporation	June 30, 2013	March 31, 2013	June 30, 2012
Total assets	$ 2,773,414	$ 2,792,423	$ 2,846,652
Less other intangible assets	(1,253)	(1,294)	(1,417)
Tangible assets	$ 2,772,161	$ 2,791,129	$ 2,845,235
Total stockholders' equity	$ 395,396	$ 389,105	$ 348,456
Less other intangible assets	(1,253)	(1,294)	(1,417)
Tangible stockholders' equity	$ 394,143	$ 387,811	$ 347,039
Total stockholders' equity to total assets	14.26%	13.93%	12.24%
Tangible common equity to tangible assets	14.22%	13.89%	12.20%
Common shares outstanding	31,604,837	31,588,767	31,489,201
Tangible common equity per common share	$ 12.47	$ 12.28	$ 11.02
Hanmi Bank			
Total assets	$ 2,768,581	$ 2,786,691	$ 2,841,441
Less other intangible assets	-	-	-
Tangible assets	$ 2,768,581	$ 2,786,691	$ 2,841,441
Total stockholders' equity	$ 378,116	$ 420,755	$ 407,407
Less other intangible assets	-	-	-
Tangible stockholders' equity	$ 378,116	$ 420,755	$ 407,407
Total stockholders' equity to total assets	13.66%	15.10%	14.34%
Tangible common equity to tangible assets	13.66%	15.10%	14.34%

Milestones

1982


HANMI BANK

Commences operations at 3737 Olympic Blvd.

1988

Publicly offers Hanmi stock through Sutro & Co. for the first time



1998

Becomes the largest Korean-American bank, surpassing Pacific Union Bank in assets

2001

NASDAQ

Lists Hanmi Financial Corporation stock on NASDAQ

2004

Acquires Pacific Union Bank, second largest Korean American bank


Hanmi, Pacific Union Bank
Merge Closing Ceremony

2007

Launches wealth management business

Marks **$4 billion** in asset

2009

HAFC stock price declines to its lowest ($6.08 per share on 3/5/2009)

Experiences series of liquidity difficulties and credit quality crisis

2010



Successfully raises $120 million in equity capital primarily from the Korean American community

2011


HANMI BANK
SUCCESSFULLY RAISES
CAPITAL.

Successfully raises $80.5 million primarily through institutional investment

2012

30th since 1982



Celebrates 30th Anniversary

2013



Records 11th consecutive quarterly profit